UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2005
__________________________________________________
Date of Report (Date of earliest event reported)

EYI INDUSTRIES, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-29803
(Commission File Number)

88-0407078
(IRS Employer Identification No.)

7865 Edmonds Street, Burnaby, BC Canada
(Address of principal executive offices)

V3N 1B9
(Zip Code)

604-759-5031
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 23, 2005, Essentially Yours Industries (Hong Kong) Limited ("EYI HK"),a wholly owned subsidiary of EYI Industries, Inc. ("EYI") entered itno an agency agreement (the "Agency Agreement") with Guangzhou Zhongdian Enterprises (Group) Co. Ltd. ("GZE") and China Electronics Import and Export South China Corporation ("CEIEC").Pursuant to the terms of the Agency Agreement, EYI HK granted to CEIEC and its wholly owned subsidiary GZE, the exclusive right to distribute EYI's Code BlueTM water filtration systems (the "Water Filtration
Systems") in China for a period of two years subject to, among other things, the following conditions:

(i)	CEIEC purchasing a minimum of 4,000,000 Water Filtration
Systems in each year commencing in 2006;

(ii)	EYI HK issuing an exclusive agency certificate to CEIEC
confirming the grant of agency rights;

(iii)	EYI HK guaranteeing the safety of its products to be
sold on the Chinese market and that the packaging specifications will meet the product safety standard and packaging standards as required in China;

(iv)	CEIEC committing to the purchase of the amount of Water
Filtration Systems outlined in the following purchase plan
(the "Purchase Plan"):

Year  1st Quarter 2nd Quarter 3rd Quarter 4th Quarter    Total
2006    $700,000  $2,800,000  $14,000,000 $24,500,000   $42,000,000
2007 $31,500,000 $38,500,000  $45,500,000 $52,500,000  $168,000,000


(v)	If, in any year CEIEC purchases fewer than 4,000,000
Water Filtration Systems in the Purchase Plan it will cease to have the exclusive agency rights to the Water Filtration Systems but continue to be non-exclusive agents of EYI HK;

(vi)	If, in any year CEIEC purchases fewer than one-half of
the Water Filtration Systems in the Purchase Plan, EYI HK may at its option adjust the price of the Water Filtration Systems supplied to CEIEC under the Purchase Plan; and

(vii)	CEIEC agree to obtain all required regulatory approvals
in China relating to the marketing and distribution of the Water
Filtration Systems.

Pursuant to the terms of the Agency Agreement, CEIEC reserves the right, upon reasonable notice to EYI HK, to increase, or decrease the number of Water Filtration System units that it purchases under the Purchase Plan, based on its evaluation of market demand in China, and agreed to commence purchases under the Purchase Plan in October 2005, and place subsequent purchase orders on a quarterly basis. The parties agreed that CEIEC may upon reasonable notice to EYI HK, assign its interest in the Agency Agreement to its nominee company, but remains a party to the agreement notwithstanding any such assignment.

The foregoing summary is qualified in its entirety by reference to the Agency Agreement and the September 26, 2005 press release announcing EYI's entry into the Agency Agreement which are filed as Exhibit 10.1 and Exhibit 99.1, respectively, to this Current Report.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 China Agency Agreement between Essentially Yours Industries
(Hong Kong) Litmed, Guangzhou Zhongdian Enterprises (Group) Co. Ltd.
and China Electronics Import and Export South China Corporation dated as of September 15, 2005.

99.1 News Release issued by EYI Industries, Inc. dated September 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYI INDUSTRIES, INC.
Date: September 27, 2005

By: /s/ Dori O'Neill
Dori O'Neill
Executive Vice President, COO, Secretary and Treasurer